EXHIBIT 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Jerry Collazo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Worldwide Wireless Networks, Inc. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Worldwide Wireless Networks, Inc.



     By:   ________  /s/______________
     Jerry Collazo
     Worldwide Wireless Networks, Inc.
     Chief Executive Officer and Chief Financial Officer
     May 5, 2003